                                                                   Exhibit 10.74

                                                                 [JPMORGAN LOGO]

                                 CAP TRANSACTION

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

                               JPMORGAN CHASE BANK
                                  ('JPMorgan')

                                       and

                               NELNET INCORPORATED
                              (the 'Counterparty')

on the Trade Date and Identified by the JPMorgan Deal Number specified below (the Transaction'). This letter agreement constitutes a 'Confirmation' as referred to in the Master Agreement specified below, and supersedes any previous confirmation or other writing with respect to the transaction described below.

The definitions and provisions contained in the 2000 ISDA Definitions (the 'Definitions'), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 20 May 2002, as amended and supplemented from time to time (the 'Agreement'), between JPMORGAN CHASE BANK ('JPMorgan') and NELNET INCORPORATED (the 'Counterparty'). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

Our Ref: 2000005032231,      Sent: 31 July 2003 21:01                Page 1 of 5

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                                                                 [JPMORGAN LOGO]

The terms of the particular Cap Transaction to which this Confirmation relates are as follows:

A.                               TRANSACTION DETAILS:

JPMorgan Deal Number(s):         200000503223.

Notional Amount:                 USD 500,000,000.00

Trade Date:                      30 July 2003

Effective Date:                  01 August 2003

Termination Date:                01 August 2005 subject to adjustment in
                                 accordance with the Modified Following Business
                                 Day Convention.

PREMIUM:

Buyer:                           Counterparty
Premium Amount:                  USD 6,000,000.00
Premium Payment Date:            01 August 2003

Floating Amounts:
Floating Rate Payer (Seller):    JPMorgan

Cap Rate:                        1.5000 percent

Floating Rate Payer Payment
 Dates:                          The 01 September, 01 October, 01 November, 01 December, 01
                                 January, 01 February, 01 March, 01 April, 01 May, 01 June,
                                 01 July and 01 August in each year, from and including 01
                                 September 2003 to and including the Termination Date,
                                 subject to adjustment in accordance with the Modified
                                 Following Business Day Convention and there will be an
                                 adjustment to the Calculation Period.

Floating Rate Option:            USD-LIBOR-BBA

Designated Maturity:             1 Month

Floating Rate Day Count          Actual/360
 Fraction:
                                 The first day in each Calculation Period
Reset Dates:

Our Ref: 2000005032231        Sent: 31 July 2003 21:01               Page 2 of 5

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                                                                 [JPMORGAN LOGO]

Compounding:                         Inapplicable

Business Days:                       New York

Calculation Agent                    JPMorgan, unless otherwise stated in the Agreement.

B.                                   ACCOUNT DETAILS:
Payments to JPMorgan in USD:         JPMORGAN CHASE NEW YORK
                                     JPMORGAN CHASE BANK
                                     BIC: CHASUS33XXX
                                     AC No: 099997979

Payments to Counterparty in USD:     As per your standard settlement instructions.

C.                                   OFFICES

JPMorgan:                            NEW YORK

Counterparty:                        LINCOLN

Each part represents that (i) it is entering into the Transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) the other party is not acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this confirmation; (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging, and trading decisions based upon its own judgement and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party; and
(v) it is entering into this Transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

Our Ref: 2000005032231         Sent: 31 July 2003 21:01              Page 3 of 5

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                                                                 [JPMORGAN LOGO]

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex, or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: JPMorgan Deal Number(s): 2000005032231

On Behalf of JP Morgan Securities Inc.
As Agent for JPMorgan Chase Bank

/s/ Deborah Hooper
----------------------------------------------

Name: Deborah Hooper

Title: Vice President

Accepted and confirmed as of the date first written:
NELNET INCORPORATED

/s/ Terry Heimes
-----------------------------------------------
       Terry Heimes
Name: _________________________________________

Title: ________________________________________

Your reference number: ________________________

Our Ref: 2000005032231         Sent: 31 July 2003 21:01              Page 4 of 5

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                                                                 [JPMORGAN LOGO]

Client Service Group
All queries regarding confirmations should be sent to:

JPMorgan Chase Bank and J P Morgan Ltd.

Contacts
JPMorgan Contact         Telephone Number

CLIENT SERVICE           (001) 7182427553
GROUP

Group E-mail address:
Facsimile:               (001) 8888033606
Telex:
Cable:

Please quote the JPMorgan deal number(s): 2000005032231.

Our Ref: 200000503223]        Sent: 31 July 2003 21:01               Page 5 of 5